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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Clark Material Handling Company of our report dated March 21, 1997 relating to the financial statements of Blue Giant USA Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus.

                                          /s/ RAUGHTON & COMPANY
                                          --------------------------------------
                                          Raughton & Company

Pell City, Alabama
September 2, 1998